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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that each one of the undersigned directors of FEDERAL-MOGUL CORPORATION, a Michigan corporation, which is about to file with the Securities and Exchange Commission, Washington D.C. under the provisions of the Securities Exchange Act of 1934, as amended, the Corporation's Annual Report on Form 10-K for the year ended December 31,1998, hereby nominates, constitutes and appoints Thomas W. Ryan and James J. Zamoyski, or either of them, as his true and lawful attorney-in-fact, with full power to act and with full power of substitution, for him and in his name, place and stead, to sign such Report and any and all amendments thereto, and to file said Report and each Amendment so signed, with all Exhibits thereto, with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this ___ day of March, 1999.

                              /s/ RICHARD A. SNELL

                           ---------------------------
                                RICHARD A. SNELL
                           Chairman of the Board and
                       Chief Executive Officer; Director

/s/ JOHN J. FANNON                                /s/ ANTONIO MADERO
--------------------                              ------------------------------
JOHN J. FANNON                                    ANTONIO MADERO
Director                                          Director

/s/ RODERICK M. HILLS                             /s/ ROBERT S. MILLER, JR.
--------------------                              -----------------------------
RODERICK M. HILLS                                 ROBERT S. MILLER
Director                                          Director

/s/ PAUL SCOTT LEWIS                              /s/ JOHN C. POPE
--------------------                              ----------------------
PAUL SCOTT LEWIS                                  JOHN C. POPE
Director                                          Director


                         /s/ SIR GEOFFREY WHALEN C.B.E.
                         ------------------------------
                           SIR GEOFFREY WHALEN C.B.E.
                                    Director